Other (Expenses) Income, Net - Schedule of Other (Expenses) Income, Net (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Other (Expenses) Income, Net [Abstract]
Foreign currency exchange rate differences gain (loss)		$ (17,830)	$ 24,369	$ (18,283)
Economic emergency contribution expenses		(1,207)	(1,358)	(1,325)
Fines, surcharges, penalties and taxes assumed		(907)	(355)	(1,119)
Donations		(925)	(1,142)	(814)
Impairment loss	[1]	(7,679)	(13,524)	(6,018)
Other	[2]	6,135	19,464	(63)
Total Other (expenses) income, net		$ (22,413)	$ 27,454	$ (27,622)

[1]	Refer to Note 12. Goodwill, net for further details regarding the impairment loss and to Note 15. Leases Note 14. Property, plant and equipment, net and Note 13. Intangible assets for the impairment recognized within each asset group.
[2]	In 2024, this includes the recognition of a state-granted reimbursement related to investments in technology and innovation (“TIDIS”) for $2.3 million. In 2023, this includes income from a legal settlement with a third party to recover costs incurred in connection with a business opportunity. The remaining receivable as of December 31, 2023, is presented within Other financial assets in the Consolidated Statement of Financial Position. The amount, the identity of the counterparty, and further details are subject to confidentiality obligations under the settlement agreement.